                                  AGREEMENT

     This Agreement is made and entered into as of the 9th day of July, 1993, by and among World Airways, Inc. ("World"), WorldCorp Inc. ("WorldCorp"), International Lease Finance Corporation ("ILFC"), McDonnell Douglas Corporation ("MDC") and McDonnell Douglas Finance Corporation ("MDFC").

                                  Recitals
                                  --------

A. World is presently leasing from MDFC two DC-10-30 aircraft bearing FAA registration numbers N114WA and N115WA, respectively (collectively, the "DC-10 Aircraft" and, individually, an "Aircraft"), under separate lease agreements (collectively, the "Leases" and, individually, a "Lease"), each dated as of February 12, 1992, guarantied by WorldCorp.

B. Pursuant to, and subject to the terms and conditions of, Purchase Agreement DAC 88-43-D, as amended (the "Purchase Agreement"), ILFC has purchased or will purchase from MDC six MD-11 aircraft for which firm orders have been placed as of the date hereof, that ILFC intends to lease to World (the "MD-11 Aircraft").

C. In order to facilitate the purchase of the MD-11 Aircraft and the lease thereof to World, and for other good and valuable consideration, the parties desire to enter into the agreement hereinafter set forth.

                                  Agreement
                                  ---------

1.  Assignment and Assumption of the Leases. (the assignment dates hereinafter
    ---------------------------------------
referred to, with respect to each Lease, as the "Effective Date"), and MDC shall assume all of World's obligations thereunder. Concurrently with the assignment to and assumption by MDC of the Leases, (a) World shall be released from all of its obligations arising thereunder on and after the Effective Date (the "Assumed Obligations") and (b) WorldCorp shall be released from its obligations arising under its guaranties of the Leases on account of the Assumed Obligations (but the guaranties shall continue in full force and effect with respect to the obligations of World arising under the Leases through the Effective Date).

2.  Consent of MDFC.  Subject to the terms of Section 3 of this Agreement,
    ---------------
MDFC shall consent to the assignment and assumption of the Leases and the releases effected by Section 1 hereof.

3.  Conditions. The obligations of MDC and MDFC under this
    ----------

(a) No default in the payment of Basic Rent and no Event of Default (as such capitalized terms are defined in the Leases) shall have occurred and be continuing under the Leases, in each case as of the Effective Date, (b) or cause to be delivered, the DC-10 Aircraft to MDC in Long Beach, California or at such other location (or locations) as MDC and World may agree, and (c) if MDC and World are unable to agree upon the amount of the Deposit or upon whether such return conditions have been satisfied by July 15, 1993, with respect to the N114WA Aircraft, or by July 24, 1993, with respect to the N115WA Aircraft, then MDC and World shall mutually select an independent third party who shall determine the amount of the Deposit and/or the compliance with such return conditions. The determination of such third party shall be final and binding. World shall make the Aircraft available for inspection by MDC upon reasonable notice, as agreed, prior to the Effective Date. MDC shall use reasonable efforts to minimize the expense of such maintenance or repairs.

4.   Payment Covenants.  MDC acknowledges that ILFC paid to MDC the amount of
     -----------------
$2,500,000 on or before April 1, 1993. World shall pay to MDC the amount of $750,000 on or before the Effective Date with respect to the N114WA
Aircraft, and $750,000 on or before the Effective Date with respect to the N115WA Aircraft, provided MDC and MDFC have certified to World that all the conditions in the preceding section, except satisfaction of the return conditions and payment of the Deposit, if not settled, have either been satisfied or waived with respect to such Aircraft, and shall pay on demand by MDC a sum equal to any shortfall between the Deposit and the actual expense of the work required to return such Aircraft to the Agreed Condition, with any excess of the Deposit over such expense to be returned to World with interest at MDC's overnight borrowing rate. If the conditions contained in Section 3 hereof have not been satisfied by World or waived by MDC and MDFC by the Effective Date, then the parties hereto will negotiate in good faith to resolve their differences. Failing such resolution, MDC shall return to ILFC, within twenty days after the second Effective Date, the sum of $2,500,000 theretofore paid by ILFC, with interest from April 1, 1993 at MDC's overnight borrowing rate.

5.   Subleases of the Aircraft.  MDC shall use reasonable efforts to cause
     -------------------------
each of the DC-10 Aircraft to be and remain at all times subleased or subject to a New Lease (as such term is hereinafter defined), and ILFC and World shall cooperate in such efforts, during the original scheduled term of the Lease of the Aircraft.

MDC shall offer and recommend the DC-10 Aircraft to prospective operators before other DC-10 aircraft being marketed by MDC, but MDC shall not be obligated to withhold such other DC-10 aircraft from the market should an operator express an interest in such other aircraft. The standard of care by which MDC's (or if a sublease is converted to a New Lease, MDFC's) fulfillment of its obligations under the two preceding sentences shall be judged is: MDC (or MDFC) shall make all decisions regarding the DC-10 Aircraft, including with respect to marketing the DC-10 Aircraft, whether to make modifications to the DC-10 Aircraft, the terms of each sublease (or lease), and the administration and enforcement of each sublease (or lease) (a) as if MDC (or
MDFC) were the owner of the Aircraft, (b) without regard to the sharing and other provisions of this Agreement, and (c) without any intent to benefit interests of MDC (or MDFC) not related to the Aircraft that will be or is subleased or leased, if such decisions, terms or action or inaction of MDC (or
MDFC) would be detrimental to the rights or obligations of ILFC or World hereunder.

     MDC shall be responsible for the expenses of legal and other services and of modifications to the Aircraft which MDC chooses to provide to a sublessee, as provided in the prior paragraph (the "Sublease Expenses"). Sublease Expenses shall be amortized (and applied as described in Section 6.2) in monthly installments over the scheduled term of the sublease of each Aircraft, with interest at a rate equal to 8.25 percent per annum.

     Notwithstanding the foregoing, MDC shall have no obligation (a) to give priority to the sublease of the DC-10 Aircraft in preference to the sale, lease or other disposition of any other used aircraft, except for other DC-10 aircraft, or any new aircraft, whether owned by MDC or by another person for whom MDC may provide remarketing services, or (b) to exert efforts with respect to the sublease of an Aircraft to a particular potential customer if the exertion of such efforts would interfere with or compete with any other active marketing, sales or leasing activity of MDC with respect to such customer, except that MDC shall offer the DC-10 Aircraft before other DC-10 aircraft, as set forth above.

     Unless otherwise approved by all of the parties hereto, approval not to be unreasonably withheld or delayed, any sublease of an Aircraft shall provide for rent payable monthly in advance.

6.  Subrents.
    --------

    6.1 Contribution to Subrents. Commencing in August, 1993, and continuing
        ------------------------
each calendar month through March, 2004, during which month the final payments of Basic Rent (as such term is defined in the Leases) shall be due under the Leases, each of ILFC and World shall pay to MDC, in immediately available funds, not later than ten days following receipt of a statement showing the calculation of the payment and an invoice therefor, an amount for each of the DC-10 Aircraft equal to one third (1/3) of the excess, if any, of (i) $300,000 over (ii) the sum of the regular scheduled payments of rent actually received by MDC under a sublease of the Aircraft for the month (the "Subrents"). The subrents shall equal zero and, therefore, the excess of (i) over (ii) above shall equal $300,000 if the Aircraft has not been subleased during the month or, for any reason, no regular scheduled payments of rent actually have been received by MDC on account of the Aircraft in the month. Notwithstanding the foregoing, the aggregate obligation of ILFC and World under this Section 6.1 and Section 10 shall be limited to a maximum of $3,700,000, to be shared equally between them, such that neither ILFC nor World shall be required to pay a sum greater than $1,850,000.

     6.2 Sharing of Subrents. If (i) the Subrents produced by either of the
         -------------------
DC-10 Aircraft for any calendar month during the term of the Leases exceed
(ii) the sum of $350,000 plus the installment, if any, of Sublease Expenses attributable to such Aircraft for such month, then MDC shall pay to each of ILFC and World for the Aircraft, in immediately available funds not later than ten days following receipt of such rent, a sum equal to one third (1/3) of the excess of (i) over (ii) above and shall furnish to each of ILFC and World a statement showing the calculation of the payment. Subrents shall be shared for both of the DC-10 Aircraft if each Aircraft is eligible for sharing.

     6.3 Release of ILFC and World. If MDC shall refuse to accept an offer to
         -------------------------
sublease, for a rental payable monthly in advance (or on such other terms as approved by all of the parties hereto) of not less than $300,000 per Aircraft, one or both of the DC-10 Aircraft, tendered by a Permitted U.S. Air Carrier or Permitted Foreign Air Carrier (as such terms are defined in the Leases) or by a foreign sublessee consented to by MDFC, which proposed sublease contains terms generally comparable with the terms of the Leases, then ILFC and World shall have no further obligation to make contributions to or right to receive a share of the Subrents produced by the Aircraft to be subleased. This Section
6.3 shall not apply to an offer to sublease tendered more than 30 days prior to the Effective Date.

     6.4 Consent of MDFC. MDFC shall not unreasonably withhold its consent to
         ---------------
a sublease with a foreign sublessee, even though not included in the list of Permitted Foreign Air Carriers current on the date MDFC receives notice of the proposed sublease (the "Approved List"), provided the sublessee has credit comparable, in MDFC's reasonable judgment, to other air carriers included in the Approved List.

     6.5 Casualty; Sale. In the event of the sale or a total loss,
         --------------
constructive total loss or permanent condemnation or seizure of an Aircraft, all rights and obligations of the parties hereto with respect to such Aircraft shall be deemed terminated except to the extent already accrued.

7. [Intentionally Deleted]

8. Adjustment of Obligations. MDC shall reimburse ILFC and World on account
   -------------------------
of payments made to MDC by them under Section 5, 6 or 10 hereof, and MDFC shall reimburse MDC, ILFC and World on account of payments made to MDFC by them under Section 5 or 10 hereof (all of such payments referred to herein as "Compensation Payments"), without interest, to the extent that MDC or MDFC, as the case may be (the "Compensated Party"), subsequently receives recovery of payments from a sublessee, a New Lessee (as such term is hereinafter defined) or another source, on account of which the Compensation Payments were made. Conversely, the obligation of ILFC and World to make Compensation Payments to MDC and the obligation of MDC, ILFC and World to make Compensation Payments to MDFC shall be reinstated to the extent the Compensated Party is required for any reason to return any payment, with respect to which the Compensated Party would have been entitled to receive Compensation Payments had the required payment not been made, previously received from a sublessee or a New Lessee.

9. Indemnities. MDC shall indemnify, defend and hold harmless World and ILFC
   -----------
from and against any liability, loss, cost or expense suffered or incurred by World or ILFC, including, without limitation, reasonable attorneys' fees, arising from the use or condition of each Aircraft after its Effective Date, except to the extent resulting from the failure of World to return such Aircraft in the condition required by Article 13 of the Leases. World and WorldCorp affirm the indemnities contained in Article 8 of each of the Leases with respect to the period continuing through the respective Effective Dates, which indemnities shall survive the assignment of the Leases to, and the assumption thereof by, MDC. World and WorldCorp shall jointly and severally indemnify, defend and hold harmless ILFC, MDC and MDFC from and against any liability, loss, cost or expense suffered or incurred by ILFC, MDC or MDFC, including, without limitation, reasonable attorneys' fees, arising from the failure of World to satisfy the conditions contained in Section 3 (a), (b) or
(c) hereof (except to the extent waived).

10. Certain Rights of MDFC. Upon not less than ten days prior written notice
    ----------------------
given by MDFC to the sublessee and the other parties to this Agreement, MDC shall assign to MDFC any sublease of an Aircraft and the Lease of the Aircraft shall be terminated, so that the sublease shall be reconstituted as a direct lease (the "New Lease") of the Aircraft between MDFC, as lessor, and the sublessee, as lessee (the "New Lessee"). Thereafter, MDC shall guaranty the New Lessee's performance under the New Lease and, commencing with the calendar month in which the next scheduled payment of Basic Rent under the Lease would have become due but for the termination of the Lease, and continuing each calendar month thereafter until the expiration or earlier termination of the New Lease, MDC shall pay to MDFC, in immediately available funds, not later than ten days following receipt of a statement showing the calculation of the payment and an invoice therefor, an amount equal to the excess, if any, of Basic Rent that would have become due under the Lease over rent actually received by MDFC under the New Lease for the month (the "New Rental"). In turn, each of ILFC and World shall pay to MDC an amount equal to one third of the excess, if any, of $300,000 over the New Rental (but subject to the maximum limitation contained in the last sentence of Section 6.1), in immediately available funds, not later than ten days following receipt of a statement showing the calculation of the payment and an invoice therefor. If the New Rental exceeds the Basic Rent that would have been due under the Lease for any calendar month during the term of the New Lease, then MDFC shall pay to MDC in immediately available funds not later than ten days following receipt of such rent, a sum equal to the excess. MDC shall pay to each of ILFC and World, in immediately available funds, not later than fifteen days following the last day of the month, a sum equal to the excess, if any, of the New Rental over the sum of $350,000 plus the installment, if any, of Sublease Expenses attributable to such Aircraft for such month, and shall furnish a statement showing the calculation of the payment. If the New Lease terminates or expires in advance of the date the Lease would have expired but for the early termination thereof, then the Lease shall be reinstated immediately following the last day of the New Lease for the remainder of its scheduled term, and the rights and obligations of the parties hereto shall continue as set forth in the preceding sections of this Agreement.

11. Miscellaneous.
    -------------

    11.1 Survival. The representations, warranties and agreements made herein
         --------
shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein.

    11.2 Successors and Assigns. This Agreement shall be binding upon, and
         ----------------------
inure to the benefit of, the parties hereto and their respective successors and assigns.

    11.3 Notice. Any notice, request or other communication required or
         ------
permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed given, if by personal delivery, courier or facsimile, upon receipt, and if by mail, three days after the date the same is mailed to the party for which it is intended by certified or registered mail, return receipt requested, postage prepaid. Notices to any party shall be addressed to such party at its address or facsimile number, as the case may be, set forth below or at such other address or facsimile number as may have been specified by such party in a like notice.

World's address and facsimile:

World Airways, Inc.
     13873 Park Center Road
     Suite 490
     Herndon, Virginia 22071
Facsimile No. (703) 834-9211

WorldCorp's address and facsimile:

WorldCorp Inc.
     13873 Park Center Road
     Suite 490
     Herndon, Virginia 22071
Facsimile No. (703) 834-9211

ILFC's address and facsimile:

International Lease Finance Corporation
     1999 Avenue of the Stars
     39th Floor
     Los Angeles, CA 90067
Facsimile No. (310) 788-1990

MDC's address and facsimile:

McDonnell Douglas Corporation
     3855 Lakewood Boulevard
     Long Beach, California 90846
Facsimile No. (310) 496-8816

MDFC's address and facsimile:

McDonnell Douglas Finance Corporation
     340 Golden Shore
     Long Beach, CA 90802
Facsimile No. (310) 491-3284

     11.4 Governing Law. This Agreement shall be governed by and interpreted
          -------------
under the laws of the State of California applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws thereof.

     11.5 Captions. Captions used herein are inserted for reference purposes
          --------
only and shall not affect the interpretation or construction of this Agreement.

     11.6 Counterparts. This Agreement may be executed in one
          ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

    11.7 Entire Agreement. This Agreement, together with the exhibits hereto
         ----------------
and other documents referenced herein, and the letter of 2 October 1992 from Robert H. Hood, Jr. to Steven F. Udvar-Hazy, supersedes all previous arrangements and agreements, whether written or oral, and comprises the entire agreement among the parties hereto in respect of the subject matter hereof.

     11.8 Amendments. This Agreement may be amended or varied only by writing,
          ----------
of even or subsequent date, executed by all of the parties hereto.

     11.9 Severability. The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision.

     11.10 Further Assurances. Each of the parties hereto agrees to execute
           ------------------
and deliver promptly to the others all such further instruments and documents as may reasonably be requested by the other in order to carry out fully the intent, and to accomplish the purposes, of the transactions referred to herein.

     11.11 Attorneys' Fees. In the event of the bringing of any action or suit
           ---------------
by a party hereto against any other party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, by prevailing party in such action or dispute, whether by final judgment, or out of court settlement, shall be entitled to have and recover of and from the other party all costs and expenses of suit, including reasonable attorneys' fees.

      11.12 Jurisdiction. The parties hereto (i) agree that any suit, action
            ------------
or other legal proceeding arising out of this Agreement may be brought in the state or federal courts located in Los Angeles County, California, and (ii) consent to the jurisdiction of any such courts in any such suit, action or proceedings, and thus waive any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

      11.13 Time of the Essence. Time is of the essence in the performance of
            -------------------
the parties' respective obligations under this Agreement.

      11.14 Several Liability. World and ILFC are liable only for their
            -----------------
respective obligations hereunder and are not liable for such obligations on a joint basis.

SHH849J.DOC

      This agreement is made and entered into as of the date and year first above written.

WORLD AIRWAYS, INC.

By: /s/
   --------------------------
Title: Sr. Vice Pres. Tech Svcs.
      -----------------------

WORLDCORP INC.

By: /s/
   --------------------------
Title: Sr. Vice Pres. Tech Svcs.
      -----------------------


INTERNATIONAL LEASE FINANCE CORPORATION

By:
   --------------------------
Title:
      -----------------------


McDONNELL DOUGLAS CORPORATION

By:
   --------------------------
Title:
      -----------------------

McDONNELL DOUGLAS FINANCE CORPORATION

By:
   --------------------------
Title:
      -----------------------

     This Agreement is made and entered into as of the date and year first above written.

WORLD AIRWAYS, INC.


By:
    ----------------------------
Title:
       -------------------------


WORLDCORP INC.


By:
    ----------------------------
Title:
       -------------------------


INTERNATIONAL LEASE FINANCE CORPORATION


By:
    -----------------------------
Title:
       --------------------------


McDONNELL DOUGLAS CORPORATION


By: /s/
    -----------------------------
Title: V.P. Contracts
       --------------------------


McDONNELL DOUGLAS FINANCE CORPORATION


By:
    -----------------------------
Title:
       --------------------------

     This Agreement is made and entered into as of the date and year first above written.

WORLD AIRWAYS, INC.


By:
    -----------------------------
Title:
       --------------------------


WORLDCORP I

By:
    -----------------------------
Title:
       --------------------------


INTERNATIONAL LEASE FINANCE CORPORATION

By: /s/
    -----------------------------
Title: Senior Vice President
       --------------------------


McDONNELL DOUGLAS CORPORATION


By:
    ------------------------------

Title:
       ---------------------------


McDONNELL DOUGLAS FINANCE CORPORATION


By:
    --------------------------------

Title:
       -----------------------------

     This Agreement is made and entered into as of the date and year first above written.

WORLD AIRWAYS, INC.


By: -------------------------------
Title: ----------------------------


WORLDCORP INC.


By: -------------------------------
Title: ----------------------------


INTERNATIONAL LEASE FINANCE CORPORATION


By: -------------------------------
Title: ----------------------------


McDONNELL DOUGLAS CORPORATION


By: --------------------------------
Title: -----------------------------

McDONNELL DOUGLAS FINANCE CORPORATION

    /S/
By: ---------------------------------
                PRESIDENT
Title: ------------------------------